PHL VARIABLE ACCUMULATION ACCOUNT
                    ISSUED BY PHL VARIABLE INSURANCE COMPANY
 PHOENIX INVESTOR'S EDGE(SM) PHOENIX PREMIUM EDGE(SM) PHOENIX SPECTRUM EDGE(SM)
                 SUPPLEMENT TO PROSPECTUSES DATED AUGUST 9, 2002

                              --------------------

THE FOLLOWING TERM IS ADDED TO THE APPENDIX - GLOSSARY OF SPECIAL TERMS:

MINIMUM GUARANTEED INTEREST RATE
The minimum interest rate credited to amounts held in the Guaranteed Interest Account (GIA). This rate will never be less than the statutory required minimum interest rate under applicable state insurance law.

THE FOLLOWING NEW SUBSECTION IS ADDED TO THE END OF THE SECTION TITLED "GIA":

GUARANTEED INTEREST ACCOUNT RESTRICTIONS
For contracts issued on or after March 31, 2003, contracts will be subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of contract value. These restrictions are subject to state insurance department approval.

THE LAST PARAGRAPH UNDER "ALLOCATION OF PREMIUMS AND CONTRACT VALUES" IN THE CONTRACT SUMMARY IS REPLACED BY THE FOLLOWING:

[diamond]  The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. For contracts issued prior to March 31, 2003, the Minimum Guaranteed Interest Rate is equal to 3%. For contracts issued on or after March 31, 2003, and subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1.5% and 3%).

[diamond]  For contracts issued on or after March 31, 2003, payments and transfers to the GIA are subject to the Maximum GIA Percentage.

THE FOLLOWING PARAGRAPH IS ADDED TO THE END OF THE SECTION TITLED "PURCHASE OF CONTRACTS":
For contracts issued on or after March 31, 2003, payments to the GIA are subject to the Maximum GIA Percentage.

THE FOLLOWING PARAGRAPH IS ADDED TO THE END OF THE SUBSECTION TITLED
"TRANSFERS":
For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first Contract Year, a transfer into the Guaranteed Interest Account will not be permitted if such transfer would cause the percentage of the Contract Value in the Guaranteed Interest Account to exceed the Maximum GIA Percentage shown on the schedule page.

THE FOLLOWING PARAGRAPH IS ADDED TO THE END OF THE SUBSECTION TITLED "DOLLAR COST AVERAGING PROGRAM":
For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.

Date: March 31, 2003           Please keep this supplement for future reference.
TF796